--------------------------------------------------------------------------------
Prospectus                                               April 27, 2000

--------------------------------------------------------------------------------


                                     JOHNSON

                                  Mutual Funds

Prospectus dated April 27, 2000


      Johnson Growth Fund
      Johnson Opportunity Fund
      Johnson Realty Fund
      Johnson Fixed Income Fund
      Johnson Municipal Income Fund

Johnson Mutual Funds Trust
3777 West   Fork   Road
Cincinnati, OH  45247
(513)661-3100
(800)541-0170 FAX (513) 661-4901

Like all mutual  fund  shares and  prospectuses,  the  Securities  and  Exchange
Commission has not approved or disapproved these shares or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

7

JOHNSON GROWTH FUND

Investment Objective

      The investment objective of the Growth Fund is long term capital growth.

Principal Strategies

      The Fund invests primarily in common stocks of larger-sized U.S. companies (those with a market capitalization above $15 billion) that its Adviser believes will outperform other stocks based on an analysis of the stocks' growth potential. The Adviser generally intends to stay fully invested (subject to liquidity requirements), regardless of the movement of stock prices.

Principal Risks of Investing in the Fund

o Company risk is the risk that the Fund value might decrease in response to the activities and financial prospects of an individual company.

o Market risk is the risk that the Fund value might decrease in response to general market and economic conditions. o Volatility risk - Common stocks tend to be more volatile than other investment choices. o As with any mutual fund investment, the Fund's returns may vary and you could lose money.

Is this Fund Right for You?
 The Fund may be a suitable investment for:
o long term investors seeking a Fund with a growth investment strategy o investors willing to accept price fluctuations in their investment o investors who can tolerate the greater risks associated with common stock investments

How the Fund has Performed

      The chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year since the Fund's inception. The table shows how the Fund's average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.

[Insert bar chart with the following plot points:]

1993..................  5.93%
1994..................-4.22%
1995..................31.61%
1996.................. 16.85%
1997.................. 33.96%
1998.................. 29.10%
1999.................. 11.31%


--------------------------------------------------------------------------------
Average Annual Total Returns

--------------------------------------------------------------------------------
For the periods ending December 31, 1999:

                                             Since

                           1 Year   5 Years Inception*

The Fund                   11.31%   24.23%  17.04%
S&P 500 Index              21.04%   28.55%  21.44%

* January 4, 1993


During the period shown, the highest return for a calendar quarter was 23.05% in the fourth quarter of 1998, and the lowest return was -10.01% in the third quarter of 1998.

JOHNSON OPPORTUNITY FUND

Investment Objective

      The investment objective of the Opportunity Fund is long term capital growth.

Principal Strategies

      The Fund invests primarily in equity securities of medium-sized companies (those with a market capitalization between $1 billion and $15 billion) that the Fund's Adviser believes offer opportunities for capital appreciation. The Fund emphasizes securities of companies with significant potential to appreciate in value because of dynamic business changes, including changing consumer demands and lifestyles, or specific company developments such as new product or technological breakthroughs, new channels of distribution, revitalized management or industry competitive position or any other similar new opportunity. The Adviser generally intends to stay fully invested (subject to liquidity requirements), regardless of the movement of stock prices.

Principal Risks of Investing in the Fund

o Company risk is the risk that the Fund value might decrease in response to the activities and financial prospects of an individual company.

o Market risk is the risk that the Fund value might decrease in response to general market and economic conditions. o Volatility risk - Common stocks tend to be more volatile than other investment choices. o As with any mutual fund investment, the Fund's returns may vary and you could lose money.

      In addition, the stocks of medium sized companies are subject to certain risks including: o Possible dependence on a limited product line, limited financial resources or management group. o Less frequent trading and trading with smaller volume than larger stocks, which may make it difficult for the Fund to buy or sell the stocks.
o Greater fluctuation in value than larger, more established company stocks.

Is this Fund Right for You?
 The Fund may be a suitable investment for:
o long term investors seeking a Fund with a growth investment strategy o investors willing to accept price fluctuations in their investment o investors who can tolerate the greater risks associated with common stock investments

How the Fund has Performed

      The chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns form year to year since the Fund's inception. The table shows how the Fund's average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.

[Insert bar chart with the following plot points:]

1994..................  4.99%
1995..................25.27%
1996..................23.10%
1997..................27.26%
1998.................18.93%
1999..................12.65%

--------------------------------------------------------------------------------
Average Annual Total Returns

--------------------------------------------------------------------------------
For the periods ending December 31, 1999:

                                                       Since

                                    1 Year  5 Year   Inception*

The Fund                            12.65%  21.33%   19.76%
S&P Midcap Index                    14.70%   23.04%  20.99%

* May 16, 1994


During the period shown, the highest return for a calendar quarter was 19.43% in the fourth quarter of 1998, and the lowest return was -12.06% in the third quarter of 1998.

JOHNSON REALTY FUND

Investment Objective

      The investment objective of the Realty Fund is above average income and long term capital growth.

Principal Strategies

      The Fund invests primarily in equity securities of companies in the real estate industry, including but not limited to REITs (real estate investment trusts) and other real estate related equity securities, such as common stock, preferred stock and/or convertible securities of companies engaged in real estate related businesses. Under normal circumstances, at least 65% of the Fund's total assets will be in the real estate industry.

      The Fund will invest primarily in equity REITs that invest in office, residential, retail, industrial, and other specialty properties such as hotels, self-storage facilities, healthcare facilities, and parking facilities. The Adviser intends to diversify by sector and geographic location but will not attempt to duplicate the real estate market as a whole in terms of proportion of invested assets in any specific region or property category.

Principal Risks of Investing in the Fund

o Company risk is the risk that the Fund value might decrease in response to the activities and financial prospects of an individual company.

o Market risk is the risk that the Fund value might decrease in response to general market and economic conditions. o Real estate risk - The Fund may be subject to risk associated with the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market, and with direct ownership of real estate, such as:

o     Decreases in real estate values
o     Overbuilding
o     Environmental liabilities

o Increases in operating costs, interest rates and/or property taxes.

o Some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.

o REITs are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation.

o As with any mutual fund investment, the Fund's returns may vary and you could lose money.

Is this Fund Right for You?

      Due to the Fund's concentration in the real estate industry, the Fund is not intended to be a complete investment program; however, the Fund may be a suitable investment for: o long term investors o investors looking to diversify into real estate securities o investors willing to accept fluctuations in the value of their investments

How the Fund has Performed

      The chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year since the Fund's inception. The table shows how the Fund's average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.

[Insert bar chart with the following plot points:]

1998..................-18.56%
1999..................  -2.47%

--------------------------------------------------------------------------------
Average Annual Total Returns

--------------------------------------------------------------------------------
For the periods ending December 31, 1999:

                                               Since

                                    1 Year  Inception*

The Fund                            -2.47%  -10.91%
NAREIT Index**                      -4.62%   -11.32%

* January 2, 1998
--------------------------------------------------------------------------------
**  NAREIT = National Association of Real Estate Investment Trust

--------------------------------------------------------------------------------


During the period shown, the highest return for a calendar quarter was 11.04% in the second quarter of 1999; and the lowest return was -10.86% for the third quarter of 1998.

JOHNSON FIXED INCOME FUND

Investment Objective

      The investment objective of the Fixed Income Fund is a high level of income over the long term consistent with preservation of capital.

Principal Strategies

         The Fund invests primarily in a broad range of investment grade fixed income securities, including bonds, notes, convertible bonds, mortgage-backed securities, collateralized mortgage obligations, domestic and foreign corporate and government securities, municipal securities, zero coupon bonds and short term obligations, such as commercial paper and repurchase agreements. The Adviser typically selects fixed income securities with maturities between three and fifteen years, based on the available yield at various maturity levels. The Fund will normally invest at least 95% of its assets in investment grade fixed income securities.

Principal Risks of Investing in the Fund

o Interest rate risk is the risk that the value of your investment may decrease when interest rates rise.

o Credit risk is the risk that the issuer of the fixed income security may not be able to make interest and principal payments when due.

o Prepayment risk is the risk that the value of the mortgage securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.

o As with any mutual fund investment, the Fund's returns may vary and you could lose money.

Is this Fund Right for You?
The Fund may be a suitable investment for:
o long term investors seeking a fund with an income and capital preservation strategy o investors seeking to diversify their holdings with bonds and other fixed income securities o investors willing to accept price fluctuations in their investments.

How the Fund has Performed

      The chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year since the Fund's inception. The table shows how the Fund's average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.

[Insert bar chart with the following plot points:]

1993..................9.51%
1994..................-5.14%
1995..................17.70%
1996.................. 3.11%
1997.................. 8.44%
1998.................. 9.05%
1999..................-3.68%


--------------------------------------------------------------------------------
Average Annual Total Returns

--------------------------------------------------------------------------------
For the periods ending December 31, 1999:

                                                      Since

                                    1 Year   5 Year  Inception*

The Fund                            -3.68%   6.69%   5.32%
Lehman
Intermediate Index                   0.39%   7.09%   5.94%

* January 4, 1993


      During the period shown, the highest return for a calendar quarter was 6.04% in the second quarter of 1995, and the lowest return was -3.42% for the first quarter of 1994.

JOHNSON MUNICIPAL INCOME FUND

Investment Objective

      The investment objective of the Municipal Income Fund is a high level of federally tax-free income over the long term consistent with preservation of capital.

Principal Strategies

      The Fund invests primarily in investment grade municipal securities issued by or on behalf of states, territories and possessions of the United States, and other political subdivisions, agencies, authorities and instrumentalities, the income from which is exempt from regular federal income tax. The Adviser primarily invests in Ohio municipal securities which provide income that is exempt from both Ohio and regular federal income tax. The Fund may concentrate its investments in a particular segment of the bond market, such as housing agency bonds or airport bonds.

      The Adviser typically selects securities with maturities between three and fifteen years, based on the available yield at various maturity levels. The Fund will normally invest at least 95% of its assets in investment grade municipal securities (or unrated municipal securities that the Adviser determines are of comparable quality) which provide income that is exempt from Federal Income tax and the alternative minimum tax.

Principal Risks of Investing in the Fund

o Interest rate risk is the risk that the value of your investment may decrease when interest rates rise. o Credit risk is the risk that the issuer of a bond may not be able to make interest and principal payment when due. o Political risk is the risk that substantial changes in federal income tax laws could cause municipal bond prices to decline.

       This is because the demand for municipal bonds is strongly influenced by the value of tax-exempt income to investors. o Geographic risk - Because the Fund invests primarily in bonds from the State of Ohio, it is particularly sensitive to political and economic factors that negatively affect Ohio.
o Segment risk - Economic or political factors affecting one bond in a particular segment of the bond market may affect other bonds within the segment in the same manner.

o Non-diversification risk - The Fund may be invested in securities of fewer issuers than a diversified fund. This may cause greater fluctuation in the Fund's value and may make the Fund more susceptible to any single risk.

o As with any mutual fund investment, the Fund's returns may vary and you could lose money.

Is this Fund Right for You?

The Fund may be a suitable investment for long term: o Investors seeking a fund with a federally tax-free income strategy o investors willing to concentrate their investment primarily in the State of Ohio o investors willing to accept price fluctuations in their investment

How the Fund has Performed

      The chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year since the Fund's inception. The table shows how the Fund's average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.

[Insert bar chart with the following plot points:]

1994.................. 0.81%
1995..................10.88%
1996.................. 3.43%
1997.................. 6.23%
1998.................. 5.19%
1999..................-1.24%

--------------------------------------------------------------------------------
Average Annual Total Returns

--------------------------------------------------------------------------------
For the periods ending December 31, 1999:

                                                       Since

                                    1 Year   5 Year  Inception*

The Fund                            -1.24%   4.83%   4.42%
Lehman Five Year
General Obligation
 Index                              0.71%    5.81%   5.35%

* May 16, 1994


During the period shown, the highest return for a calendar quarter was 4.21% in the first quarter of 1995, and the lowest return was -2.20% for the second quarter of 1999.

COSTS OF INVESTING IN THE FUNDS:

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

                                                          Fixed       Municipal
                         Growth  Opportunity  Realty      Income        Income

Shareholder Fees 1

(fees paid directly from your investment)
Maximum Front End Load.  None     None        None        None            None
Deferred Load............None     None        None        None            None
Redemption Fee...........None     None        None        None            None
Exchange Fee.............None     None        None        None            None

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
Management Fees.........1.00%     1.00%       1.00%       1.00%           1.00%
12b-1 Fees..............None      None        None        None            None
Total Annual Fund
    Operating Expenses..1.00%     1.00%       1.00%       1.00%           1.00%
Fee Waiver 2............0.05%     0.05%       0.05%       0.15%           0.35%
Net Expenses............0.95%     0.95%       0.95%       0.85%           0.65%

1     A processing fee will be deducted from any wire sales proceeds and paid to the Custodian.

2     The  Adviser  has  contractually  agreed  to waive  fees by the  amounts shown through April 30, 2003. The Adviser may not unilaterally change the contract until May 1, 2003.

Example:

         The example below is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your cost will be:

                  1 year            3 years           5 years          10 years
                  ------            -------           -------          --------

Growth Fund       $97               $304              $539             $1,215
Opportunity Fund  $97               $304              $539             $1,215
Realty Fund       $97               $304              $539             $1,215
Fixed Income Fund $87               $272              $508             $1,186
Municipal
   Income Fund    $67               $209              $446             $1,127

HOW TO BUY, SELL OR EXCHANGE SHARES IN THE FUND

      The Funds and their transfer agent, Johnson Financial, Inc., can be contacted at the same mailing address and telephone numbers. If you need additional information on how to buy, sell or exchange shares in the Fund, please contact:

Funds:
Johnson Mutual Funds Trust
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 or (800) 541-0170
FAX: (513) 661-4901

Transfer Agent:
Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247

(513) 661-3100 or (800) 541-0170
FAX: (513) 661-4901

HOW TO BUY SHARES

Initial Purchase: The minimum initial investment for each Fund is $2,000. Due to federal limitations, the minimum initial investment for an Education IRA is $500. You may diversify your investments by choosing a combination of any of the Funds for your investment program.

      By Mail - You may purchase shares of any Fund by following these steps: o Complete and sign an application; o Draft a check made payable to: Johnson Mutual Funds; o Identify on the check and on the application the Fund(s) in which you would like to invest; o Mail the application, check and any letter of instruction to the Transfer Agent.

      By Wire - You may purchase shares of any Fund by wiring Federal Funds from your bank, which may charge you a fee for doing so. If money is to be wired for a newly established account, you must call the Transfer Agent first to open an account and obtain an account number. Your bank must then wire the specified amount according to the following instructions:

The Provident Bank/Cincinnati
Johnson Mutual Funds

ABA #042000424
Account #0198-483
For Further Credit to: Johnson Mutual Funds
Shareholder Account Name: ___________________
Shareholder Account Number:  __________

      You must mail a completed application to Johnson Mutual Funds after opening an account by wire transfer. Wire orders will be accepted only on a day on which the Funds and the custodian bank are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Funds. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or the custodian bank. There is presently no fee for the receipt of wired funds, but the Funds may charge a fee in the future.

Additional Purchases

      You may buy additional shares of a Fund at any time (minimum of $100) by mail or by bank wire. Each additional purchase request must contain: o Name of your account(s); o Account number(s); o Name of the Fund(s) in which you wish to invest.

      Checks should be made payable to "Johnson Mutual Funds" and should be sent to the Johnson Mutual Funds at the address indicated throughout this prospectus. A bank wire should be sent as outlined above. ^

Automatic Investment Option

      You may arrange to make additional investments ($100 minimum) automatically on a monthly or bi-monthly basis by transferring money from your checking account. You must complete the "Optional Automatic Investment Plan" section of the application and provide the Trust with a voided check from the account you wish to use for the automatic investment. You may terminate this automatic investment program at any time by contacting the Transfer Agent.

      The Funds may limit the amount of purchases and reject any purchase request in whole or in part. If your check or wire does not clear, you will be responsible for any loss incurred. The Fund can sell other shares you own as reimbursement for any loss incurred.

HOW TO SELL SHARES

      You may sell shares in a Fund by mail or telephone, without a charge. The proceeds of the sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale. Your request for a sale should be addressed to the Johnson Mutual Funds and must include:

o     Letter of instruction;
o     Fund name;
o     Account number(s);
o     Account name(s);
o Dollar amount or the number of shares you wish to sell.

      All registered share owner(s) must sign this request in the exact name(s) and any special capacity in which they are registered. For joint accounts with right of survivorship, only one signature is required for withdrawal.

      The Funds may require that signatures on redemption requests be guaranteed by a bank or a member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of any Fund, a shareholder may be required to furnish additional legal documents to insure proper authorization. If you are not certain of the requirements for a sale, please call the Transfer Agent at the number indicated throughout this prospectus.

      By Telephone - Telephone redemption privileges are automatically available to all shareholders. Shareholders may sell shares on any business day the New York Stock Exchange is open by calling the Transfer Agent before 4:00 p.m. Eastern Time. The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures will include requiring a form of personal identification from the caller. Sale proceeds will be mailed or wired at the shareholder's direction to the designated account. The minimum amount that may be wired is $1,000. Wire charges of $10 may be deducted from sale proceeds.

      By using the telephone redemption and exchange privileges, a shareholder authorizes the Funds to act upon the instruction of any person by telephone they believe to be the shareholder. By telephone, this shareholder may sell shares from the account and transfer the proceeds to the address of record or the bank account designated or may exchange into another Fund. The Funds and the Transfer Agent are not liable for following instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. The Funds may change, modify or terminate the telephone redemption or exchange privilege at any time.

      By Systematic Withdrawal Program -

      Shareholders may request that a predetermined amount be sent by check, ACH (Automated Clearing House) or wired to them periodically, each month or calendar quarter. A shareholder's account must have Fund shares with a value of at least $10,000 in order to start a Systematic Withdrawal Program, and the minimum amount that may be withdrawn each month or quarter under the Systematic Withdrawal Program is $100. This program may be terminated by a shareholder or the Funds at any time without charge or penalty and will become effective five business days following receipt of instructions.

      In order to facilitate the delivery of the checks as close as possible to the end of the month, shares will be sold on the 24th day of the month or the last business day prior to the 24th day if the 24th falls on a holiday or weekend. Shares may also be sold on the 5th day of the month or the 15th day of the month at the shareholder's request. A withdrawal under the Systematic Withdrawal Program involves a sale of shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to the shareholder's account, the account ultimately may be depleted.

      Additional Information - Sale requests specifying a certain date or share price cannot be accepted and will be returned. If you invest by wire, you may sell your shares on the first business day following such purchase. However, if you invest by a personal, corporate, cashier's or government check, the sales proceeds will not be paid until your investment has cleared the bank, which may take up to 15 calendar days from the date of purchase. Exchanges into any of the other Funds are, however, permitted without the ten day waiting period.

      When the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend sales of Fund shares or postpone payment dates. If you are unable to accomplish your transaction by telephone (during times of unusual market activity), consider sending your order by express mail to the Funds, or facsimile to (513) 661-4901 or (513) 661-3160.

      Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund may require any shareholder to sell all of his or her shares in the Fund on 30 days' written notice if the value of his or her shares in the Fund is less than $2,000 due to sales of Fund shares, or such other minimum amount as the Fund may determine from time to time. An involuntary sale will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser. A shareholder may increase the value of his or her shares in the Fund to the minimum amount within the 30 day period. Each share of each Fund is subject to a sale at any time if the Board of Trustees determines in its sole discretion that failure to sell may have materially adverse consequences to all or any of the shareholders of the Trust.

HOW TO EXCHANGE SHARES

      As a shareholder in any Fund in the Johnson Mutual Funds Trust, you may exchange shares for shares of any other fund in the Johnson Mutual Funds Trust, subject to the minimum initial investment requirement of the Fund into which you are making the exchange. You may make an exchange by telephone or by written request.

      By Telephone - Shareholders may call the Transfer Agent to exchange shares. An exchange may also be made by written request signed by all registered owners of the account mailed to the Transfer Agent. Requests for exchanges received prior ^ to 4:00 p.m. Eastern Time will be processed at the next determined net asset value (NAV) as of the close of business on the same day.

      An exchange is made by selling shares of one Fund and using the proceeds to buy shares of another Fund, with the NAV for the sale and the purchase calculated on the same day. See "How to Sell Shares." An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long term or short term capital gain or loss on the shares sold.

      Before making an exchange, you should consider the investment objective of the Fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the Fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. Exchanges may be made only in states where an exchange may legally be made. The Funds reserve the right to terminate or modify the exchange privilege in the future upon 60 days prior notice to the shareholders.

SHARE PRICE CALCULATION

      The value of an individual share in a Fund, the net asset value (NAV), is calculated by dividing the total value of the Fund's investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. Net asset value per share is determined as of 4:00 p.m. Eastern Time on each day that the exchange is open for business, and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Stock Exchange is closed on weekends, Federal holidays and Good Friday. The net asset value per share of each Fund will fluctuate.

      Requests to purchase, exchange and redeem shares are processed at the NAV calculated after the Transfer Agent receives your order in the form described above in the applicable section. The Funds' assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.

DIVIDENDS AND DISTRIBUTIONS

      The ^ Realty Fund, the Fixed Income Fund and the Municipal Income Fund intend to distribute substantially all of their net investment income as dividends to shareholders on a quarterly basis. The Opportunity Fund and the Growth Fund intend to distribute substantially all of their net investment income as dividends to shareholders on an annual basis at year end. Each Fund intends to distribute its capital gains once a year, at year end.

      Dividends and capital gain distributions are automatically reinvested in additional shares at the net asset value per share on the distribution date. An election to receive a cash payment of dividends and/or capital gain distributions may be made in the application to purchase shares or by separate written notice to the Transfer Agent. You will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If cash payment is requested, a check normally will be mailed within five business days after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal, will be paid at that time. Distributions of less than $10 and distributions on shares purchased within the last 30 days, however, will not be paid in cash and will be reinvested. You may elect to have distributions on shares held in IRA's and 403(b) plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.

TAXES

      In general, selling shares of a Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. Because distributions of long term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a Fund is about to make a long term capital gain distribution. Any capital gains distributed by the Municipal Income Fund may be taxable. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

      You are not required to pay federal regular income tax on any dividends received from a Fund that represent net interest on tax-exempt municipal bonds. However, dividends representing net interest earned on some municipal bonds may be included in calculating the federal alternative minimum tax. Income that is exempt from federal tax may be subject to state and local income tax.

      The IRS treats interest on certain "private activity" bonds as a tax preference item. Unlike traditional governmental purpose municipal bonds, which finance roads, schools, libraries, prisons and other public facilities, private activity bonds provide benefits to private parties. The Municipal Income Fund may purchase all types of municipal bonds, including private activity bonds. If it does so, a portion of its dividends may be treated as a tax preference item. In addition, although the Municipal Income Fund invests primarily in tax-exempt securities, a portion of its assets may generate income that is not exempt from federal or state income tax.

      Each Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes. You should consult with your tax adviser regarding specific questions as to federal, state or local taxes, the tax effect of distributions and withdrawals from the Funds and the use of the Exchange Privilege.

      Unless you furnish your certified taxpayer identification number (social security number for individuals) and certify that you are not subject to backup withholding, the Funds will be required to withhold and remit to the IRS 31% of the dividends, distributions and sales proceeds payable to the shareholder. The Funds may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific shareholder account in any year, the Fund will make a corresponding charge against the shareholder account.

MANAGEMENT OF THE FUNDS

      Johnson Investment Counsel, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247 ("Johnson") serves as investment adviser to the Funds. In this capacity, Johnson is responsible for the selection and on-going monitoring of the securities in each Fund's investment portfolio and managing the Funds' business affairs. Johnson is a Cincinnati-based company that has grown, since its inception in 1965, to become the largest independent investment advisory firm in the Cincinnati area. Johnson has over $2.7 billion of assets under management with services extending to a wide range of clients, including businesses, individuals, foundations, institutions and endowments. Johnson solely provides investment management, through individually managed portfolios, and has no commission-based affiliations from the sale of products. An investment committee of Johnson is responsible for the investment decisions and the day-to-day management of the Funds. The management fees paid during the fiscal year ended December 31, 1999 by each Fund are:

Growth Fund: 0.95%; Opportunity Fund: 0.95%; Realty Fund: 0.95%; Fixed Income Fund: 0.85%; and Municipal Income Fund: 0.65%.


OTHER INFORMATION ABOUT INVESTMENTS

Johnson Growth Fund and Johnson Opportunity Fund

      Non-principal strategy:

      Each of the Growth and Opportunity Funds expected under normal circumstances to invest no more than 15% of its net assets in American Depository Receipts (ADRs). An ADR is a certificate of ownership issued by a U.S. bank as a convenience to investors instead of the underlying foreign security which the bank holds in custody. In general, foreign investments involve higher risks than U.S. investments. Foreign markets tend to be more volatile than those of the U.S. and bring increased exposure to foreign economic, political and other events that can have a negative effect on the value of issuers in a particular foreign country.

Johnson Municipal Income Fund

      Principal strategy:

      Because the Municipal Income Fund concentrates its investments in the State of Ohio, it is particularly sensitive to political and economic factors affecting Ohio, which could affect the creditworthiness and the value of the securities in the Fund's portfolio. The Ohio economy, while diversifying more into the service and other non-manufacturing areas, continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Economic problems, including high unemployment, have had and may have varying effects on the different geographic areas of the state and its political subdivisions. In line with national trends, the state has experienced budget shortfalls due to weak revenue results and higher-than-budgeted human service expenditures. Future national, regional or statewide economic difficulties, and the resulting impact on state or local government finances generally, could adversely affect the market value of Ohio municipal securities held in the portfolio of the

      Fund or the ability of particular obligors to make timely payments of debt service on those obligations.

      Non-principal strategy:

      The Municipal Income Fund may invest in fixed income securities which are unrated if the Adviser determines that they are of comparable quality to securities rated investment grade. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than with higher grade securities. If the rating of a security drops below investment grade, the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk.

General

      From time to time, any Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. For example, any Fund may hold all or a portion of its assets in money market instruments securities of other no-load mutual funds or repurchase agreements. If a Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Funds may not achieve their investment objectives. Each Fund may also invest in such instruments at anytime to maintain liquidity or pending selection of investments in accordance with its policies.

      You should understand that REIT's purchased by the Realty Fund have their own expenses and fees.

      The investment objectives and strategies of any Fund may be changed without shareholder approval.

Financial Highlights

      The financial highlights table is intended to help you understand each Fund's financial results. Certain information results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's., whose report, along with each Funds' financial statements, are included in the Funds' annual report, which is available upon request and without charge.

[BACK COVER PAGE]


Investment Adviser                     Transfer Agent
Johnson Investment Counsel, Inc.       Johnson Financial, Inc.
3777 West Fork Road                    3777 West Fork  Road
Cincinnati, Ohio  45247                Cincinnati, Ohio  45247

Auditors                               Custodian

McCurdy & Associates CPA's, Inc.       The Provident Bank
27955 Clemens Road                     Three East Fourth Street
Westlake, Ohio  44145                  Cincinnati, Ohio 45202

Legal Counsel

Brown, Cummins & Brown, Co. LPAs
3500 Carew Tower
441 Vine Street

Cincinnati, OH  45202


Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Shareholder reports contain management's discussion of market conditions, investment strategies and performance results as of the Funds' latest semi-annual or annual fiscal year end.

         Call the Funds at 513-661-3100 or 800-541-0170 to request free copies of the SAI and the Funds' annual and semi-annual reports, to request other information about the Funds and to make shareholder inquiries.

      You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS

--------------------------------------------------------------------------------







Investment Objective, Principal Risks and Fund Performance

         Growth Fund.................................................. 1
         Opportunity Fund............................................. 2
         Realty Fund.................................................. 3
         Fixed Income Fund............................................ 4
         Municipal Income Fund ....................................... 5
Costs of Investing in the Funds....................................... 6
How to Buy, Sell or Exchange Shares in the Fund

         How to Buy Shares............................................ 7
         How to Sell Shares..........................................7-9
         How to Exchange Shares....................................... 9
Share Price Calculation............................................... 9
Dividends and Distributions.........................................9-10
Taxes    .............................................................10
Management of the Funds...............................................10
Other Information about Investments

         Johnson Growth Fund and Johnson Opportunity Fund.......... 10-11
         Johnson Municipal Income Fund............................... 11
         General....................................................  11
Financial Highlights................................................  12
Investment Adviser, Transfer Agent, Auditors,
Custodian, Legal Counsel............................................Back Page